Exhibit 10.1

SECOND AMENDMENT TO
CREDIT AGREEMENT

THIS SECOND AMENDMENT TO CREDIT AGREEMENT, dated as of August __, 2018 (the “Amendment”), is by and among Performant Business Services, Inc., a Nevada corporation (the “Borrower”) and ECMC Group, Inc., a Delaware non-profit corporation (the “Lender”).

RECITALS:

A.    The Borrower and Lender are parties to that certain Credit Agreement dated as of August 7, 2017 (as amended, modified or supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lender has made a loan and may make additional loans to the Borrower.

B.    The Borrower and Lender desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower and Lender hereby agree as follows:

1.    Defined terms.     All capitalized terms used in this Amendment shall have the meanings set forth in the Credit Agreement, as amended hereby, except where the context otherwise requires or as otherwise provided herein.

2.    Amendments.

(a)The following is hereby inserted as a new definition in Section 1.1 of the Credit Agreement in proper alphabetical order:
“Premiere Acquisition” means the Acquisition by a Loan Party of Premiere Credit of North America, an Indiana limited liability company; provided that the time frame for compliance with Section 6.8 of the Credit Agreement as a result of such Acquisition shall be no later than 30 days after the closing of such Acquisition (or such longer period as agreed by Lender in its sole discretion).
(b)Each of the following defined terms in Section 1.1 of the Credit Agreement is hereby amended and restated in full as follows:
“Delayed Draw Term Loan Commitment means $25,000,000.”

“Maturity Date means (a) the later of (i) the fourth anniversary of the Closing Date or (ii) if Borrower exercises the first or second extension option pursuant to Section 2.3, the date set forth in Section 2.3, or (b) such earlier date on which the Commitments terminate pursuant to Section 8.”
“Termination Date means the earliest to occur of (a) the date on which Lender has funded Delayed Draw Term Loans in an aggregate principal amount equal to the Delayed Draw Term Loan Commitment, (b) the third anniversary of the Closing Date and (c) the date on which the Delayed Draw Term Loan Commitment terminates pursuant to Section 8.”
(c)The first line of the definition of “Permitted Acquisition” in Section 1.1 of the Credit Agreement which precedes clause (a) of such definition is hereby amended to read as follows:
“Permitted Acquisition means (1) the Premiere Acquisition and (2) any other Acquisition by any Loan Party in each case, made pursuant to this clause (2), to the extent that:”

(d)Section 7.1(h) of the Credit Agreement is hereby amended by adding the following at the end thereof:
“, including, for the avoidance of doubt, any promissory note (as such promissory note may be extended, increased, amended or otherwise modified from time to time) Parent may issue to ECMC Holdings Corporation or any other affiliate of Lender in connection with the Premiere Acquisition”
(e)Section 7.3(vii) of the Credit Agreement is hereby amended by adding the following proviso at the end thereof:
“; provided that, notwithstanding anything to the contrary in this Agreement, Lender hereby agrees that the Parent may, without overriding any then applicable limitation in this Agreement to the making by the Parent of  dividends or other distributions to any other holder of any equity in the Parent, make any dividends or other distributions to ECMC Holdings Corporation in its capacity as equity holder, if applicable, or otherwise make any payments or prepayments in connection with any promissory note (as such promissory note may be extended, increased, amended or otherwise modified from time to time) Parent may issue to ECMC Holdings Corporation or any other affiliate of Lender in connection with the Premiere Acquisition.”
(f)Section 7.14 of the Credit Agreement is hereby amended by adding the following as a new Section 7.14.4:
“7.14.4        Premiere Acquisition.

Notwithstanding anything to the contrary in this Section 7.14, neither the Borrower nor any other Loan Party shall be required to comply with the financial covenants set forth in Sections 7.14.1 and 7.14.2 above with respect to each Computation Period ending on the last day of the first six Fiscal Quarters following the closing of the Premiere Acquisition.”
3.    Conditions to Effectiveness.    This Amendment shall become effective as of the date first above written (the “Effective Date”) when, and only when this Amendment has been executed on behalf of each of the Lender and the Borrower and delivered by each to the other party, and the Lender shall have received counterparts of a Reaffirmation in form satisfactory to the Lender, dated as of even date herewith, executed by the Guarantors.

4.    Representations, Warranties and Covenants. To induce the Lender to enter into this Amendment, the Borrower hereby represents and warrants to the Lender on the date hereof as follows:

(a)    the execution, delivery and performance by the Borrower of this Amendment does not and will not (i) require any consent or approval of any government agency or authority (other than any approval which has been obtained and is in full force and effect), (ii) conflict with (x) any provision of applicable law, (y) the charter, by-laws or other organizational documents of Borrower or any other Loan Party or (z) any agreement, indenture, instrument or other document, or any judgment, order or decree, which is binding upon Borrower or any other Loan Party or any of their respective properties or (iii) require, or result in, the creation or imposition of any Lien on any asset of Borrower, any Subsidiary or any other Loan Party (other than Liens in favor of Lender created pursuant to the Collateral Documents) in each case of the foregoing clauses (i), (ii) and (ii), except where the failure to do so could not reasonably be expected to result in a Material Adverse Effect.

(b)    the representations and warranties contained in the Credit Agreement (as may be amended by this Amendment) are true and correct as of the date hereof as though made on that date, except to the extent such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date.

(c)    the Credit Agreement, as amended by this Amendment, is the legal, valid and binding obligation of the Borrower and is enforceable against the Borrower in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors' rights generally and to general principles of equity.

(d)    after giving effect to this Amendment, there does not exist any Default or Event of Default.

5.    Reference to and Effect on the Loan Documents.

(a)    From and after the date of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement in any other Loan Document shall mean and be a reference to the Credit Agreement, as amended hereby.

(b)    Except as specifically set forth above, the Credit Agreement and each additional Loan Document remains in full force and effect and is hereby ratified and confirmed.

(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lender under the Credit Agreement or any other Loan Document nor constitute a waiver of any provision of the Credit Agreement or any such other Loan Document.

6.    Entire Agreement. The Credit Agreement, as amended by this Amendment, collectively sets forth the entire understanding and agreements of the parties hereto in relation to the subject matter hereof and supersede any prior negotiations and agreements between the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not set forth in the Credit Agreement or any other Loan Document, as amended by this Amendment, shall bind any party hereto, and none of the Lender or the Borrower have relied on any such promise, condition, representation or warranty.

7.    Counterparts.    This Amendment may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall together constitute one and the same instrument.

8.    Enforceability.     Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

9.    Governing Law; Jurisdiction; Venue; Jury Trial. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MINNESOTA, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES. THIS AMENDMENT SHALL BE SUBJECT TO THE JURISDICTION, VENUE, AND JURY TRIAL PROVISIONS OF THE CREDIT AGREEMENT.

10.    Headings; Recitals.    Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose. The Recitals hereto are incorporated herein by reference.

11.    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender, and their respective, permitted, successors, assigns.

[Signature page to follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above.

PERFORMANT BUSINESS SERVICES, INC.

By:    _________________________________
Title:    _________________________________

ECMC GROUP, INC.
As Lender

By:    _________________________________
Title:    _________________________________

Signature Page to Second Amendment to Credit Agreement

REAFFIRMATION

Each of the undersigned, Guarantors under that certain Guarantee and Collateral Agreement dated as of August 11, 2017 (the “GCA”), hereby consents to the terms of that certain Second Amendment to Credit Agreement dated as of August __, 2018 (the “Second Amendment”) to which this Reaffirmation is attached, between ECMC Group, Inc. and Performant Business Services, Inc., and hereby acknowledges that the obligations of each of the undersigned under the GCA and the other Loan Documents (as defined in the Credit Agreement) to which any of them is a party, continue in full force and effect from and after the Effective Date (as defined in the Second Amendment) of the Second Amendment after giving effect to the Second Amendment.
Dated as of August __, 2018.

PERFORMANT FINANCIAL CORPORATION, a Delaware corporation
By: Name: Title:
PERFORMANT RECOVERY, INC., a California corporation
By: Name: Title:
PERFORMANT TECHNOLOGIES, INC., a California corporation
By: Name: Title: